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                                                                    Exhibit 23.2
                                                                    ------------

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Inktomi Corporation of our report dated October 21, 1999 relating to the financial statements of Inktomi Corporation which appears in Inktomi Corporation's 1999 Annual Report on Form 10-K.


                                     PricewaterhouseCoopers LLP

                                     /S/ PRICEWATERHOUSECOOPERS LLP

San Francisco, California
February 1, 2000